UNITED STATES
		SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K
                         CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) 07/08/2005

                      Platina Energy Group Inc.
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)

           Delaware                   000-28335             84-1080043
- ----------------------------      ----------------   -------------------
(State or other Jurisdiction     (Commission File       (IRS Employer
     of incorporation)                Number)        Identification No.)


  4255 South Bannock St., Englewood CO. 80110
- ------------------------------------------------------------------------
               (Address of principal executive offices)


                          (307) 637-3900
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                 (Registrant's telephone number)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	[ ] Written communications pursuant to Rule 425 under the Securities
	    Act (17 CFR 230.425)

	[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
	    Act (17 CFR 240.14a-12)

	[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under
	    the Exchange Act   (17 CFR 240.14d-2(b))

	[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

	On July 8, 2005, Platina Energy Group Inc. (the "Company") entered into a
	Lease Agreement (the "Agreement") with Terrell Industries, LLC.  Pursuant
	to the Agreement, the Company has agreed to lease 1,211 square feet of office
	space to utilize as its executive offices at 200 W. 17th Street, Suite 240,
	Cheyenne, Wyoming 82001 for a lease term of one (1) year commencing July 18,
	2005 and at a rental of $1,312 per month including utilities and common area
	maintenance expense.

Item 8.01.  Other Events.

	Effective July 18, 2005, the address of the Company's executive offices will
	be 200 W. 17th Street, Suite 240, Cheyenne, Wyoming 82001 and its telephone
	numbers will be (307) 637-3900.

Item 9.01.  Financial Statements and Exhibits.


(c)	Exhibits

Exhibit No.	Description

2.1	Lease Agreement between Terrell Industries, LLC and Platina
	Energy Group Inc. dated as of July 8, 2005



SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Platina Energy Group Inc.

Date:	July 13, 2005			/ s/  Blair Merriam
					Blair Merriam, Chief Executive Officer

Exhibit Index



            Exhibit Number      Description
            --------------      -----------

                 2.1           	Lease Agreement between Terrell Industries,
				LLC and Platina Energy Group Inc. dated as of July 8, 2005